UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02661

Name of Fund:  BlackRock Pacific Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc., 55

  East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end:  12/31/2013

Date of reporting period:  06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Pacific Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•	Relative to the benchmark index, stock selection was strong across the Asia-Pacific region, particularly Japan, which was the top-contributing country to performance. Japanese financial holding company Monex Group was the overall top contributor to returns. SBI Holdings, Inc. rallied strongly on the improving outlook for financial stocks as a result of the reflationary policies (i.e., those designed to expand output and curb the effects of deflation) in Japan. Chinese clinical research operator WuXi PharmaTech Cayman, Inc. was another substantial contributor. The stock rallied during the second quarter given a potential better earnings outlook in 2014 and its defensive characteristics in a volatile market. Japanese telecommunication services companies KDDI Corp. and SoftBank Corp. also significantly benefited returns. Toyota Motor Corp. rallied on improved profitability from further yen weakness.

•	Conversely, the Fund’s holdings in India had the most substantial negative impact on Fund returns. However, the largest overall individual detractors from performance were from China. Haitong Securities Co. Ltd. declined due to fears that China would tighten liquidity conditions, which would negatively impact financial service providers and brokers. Despite beating earnings expectations, electric train manufacturer Zhuzhou CSR Times Electric Co., Ltd. sold off on concerns that future earnings might be impacted by the reforms taking place at the country’s Ministry of Railway.

Describe recent portfolio activity.

•	During the six-month period, Fund management initiated positions in Mitsubishi Corp., Nomura Holdings, Inc., SBI Holdings, Inc. and department store operator Takashimaya Co. Ltd. on the likely improved earnings outlook for these companies if additional policies are adopted to ease monetary policy and boost domestic consumption in Japan. The Fund also added to Taiwan Semiconductor Manufacturing Co., Ltd. on recent share price weakness based on the view that second quarter earnings will beat expectations on higher volumes and margins. Fund management significantly reduced exposure to China, moving from overweight to a neutral position in the country. In addition, holdings in casino operator Galaxy Entertainment Group Ltd. were decreased following a strong period of performance. Holdings in Alliance Global Group, Inc. in the Philippines and PARTRON Co. Ltd. in South Korea were sold, while investments in SBI Holdings, Inc. and Mitsubishi UFJ Financial Group, Inc. were reduced following strong periods of performance.

Describe portfolio positioning at period end.

•	Japan and the Philippines were the Fund’s main overweight markets relative to the MSCI All Country Asia Pacific Index. The Fund increased exposure to Japan on the prospect of strong stock performance associated with the ongoing reflationary policies. We believe there will continue to be a supportive policy environment of very loose monetary policy, loose fiscal policy, and a productivity — focused government that will help corporate profits. Exposure to Indonesia was changed to an underweight given relative valuations and fundamental outlook in the country. The Fund’s largest underweight at the county level was Australia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Toyota Motor Corp.	4%
Samsung Electronics Co. Ltd.	4
Commonwealth Bank of Australia	3
Taiwan Semiconductor Manufacturing Co. Ltd.	3
Mitsubishi UFJ Financial Group, Inc.	2
National Australia Bank Ltd.	2
Sumitomo Mitsui Financial Group, Inc.	2
WuXi PharmaTech Cayman, Inc. — ADR	2
Mitsubishi Estate Co. Ltd.	2
SoftBank Corp.	2

Geographic Allocation	Percent of Long-Term Investments

Japan	46%
China	10
Australia	9
South Korea	7
Hong Kong	6
Taiwan	6
Philippines	4
India	4
Thailand	3
Singapore	2
Indonesia	1
United Kingdom	1
Malaysia	1

4	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market-capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.04%	24.18%	N/A	3.21%	N/A	9.97%	N/A
Investor A	6.93	23.89	17.39%	2.95	1.85%	9.71	9.12%
Investor B	6.44	22.82	18.32	2.09	1.83	9.02	9.02
Investor C	6.48	22.89	21.89	2.16	2.16	8.87	8.87
Class R	6.63	23.22	N/A	2.35	N/A	9.30	N/A
MSCI All Country Asia Pacific Index	2.26	14.33	N/A	1.60	N/A	9.23	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,070.40	$4.77	$1,000.00	$1,020.19	$4.66	0.93%
Investor A	$1,000.00	$1,069.39	$5.80	$1,000.00	$1,019.19	$5.66	1.13%
Investor B	$1,000.00	$1,064.40	$10.34	$1,000.00	$1,014.79	$10.09	2.02%
Investor C	$1,000.00	$1,064.40	$9.88	$1,000.00	$1,015.19	$9.64	1.93%
Class R	$1,000.00	$1,065.50	$8.45	$1,000.00	$1,016.59	$8.25	1.65%

[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	7

Schedule of Investments June 30, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 8.6%
Australia & New Zealand Banking Group Ltd.	193,019	$5,010,646
Commonwealth Bank of Australia	154,625	9,733,038
Lend Lease Group	219,835	1,676,077
National Australia Bank Ltd.	265,760	7,188,795
Suncorp Group Ltd.	352,879	3,832,647

		27,441,203
China — 9.1%
Agricultural Bank of China Ltd., Class H	11,059,000	4,520,789
China Communications Construction Co. Ltd., Class H	3,033,000	2,357,655
China Longyuan Power Group Corp.	2,092,000	2,150,886
China Petroleum & Chemical Corp.	7,454,800	5,216,605
Haitong Securities Co. Ltd., Class H (a)	1,545,200	1,857,467
Huaneng Power International, Inc.	3,374,000	3,334,987
Melco Crown Entertainment Ltd. (a)	152,021	3,399,190
WuXi PharmaTech Cayman, Inc. — ADR (a)	302,943	6,361,803

		29,199,382
Hong Kong — 6.3%
AIA Group Ltd.	1,270,000	5,350,507
GCL Poly Energy Holdings Ltd.	8,268,000	1,763,005
HKT Trust/HKT Ltd.	2,848,000	2,722,610
Skyworth Digital Holdings Ltd. (b)	4,462,000	2,239,770
Techtronic Industries Co.	1,319,000	3,131,336
Wynn Macau Ltd.	1,060,800	2,853,311
Zhuzhou CSR Times Electric Co. Ltd., Class H	794,000	1,988,653

		20,049,192
India — 3.7%
CESC Ltd.	402,060	2,278,989
Glenmark Pharmaceuticals Ltd.	255,670	2,350,607
Housing Development Finance Corp.	207,333	3,052,314
Ipca Laboratories Ltd.	204,439	2,247,784
Tata Motors Ltd.	440,982	2,070,680

		12,000,374
Indonesia — 0.9%
Erajaya Swasembada Tbk PT (a)	5,306,000	1,626,934
Modernland Realty Tbk PT (a)	9,955,000	899,701
Summarecon Agung Tbk PT	2,732,000	354,825

		2,881,460
Japan — 43.8%
Bridgestone Corp.	126,100	4,300,036
Canon, Inc.	132,700	4,349,014
Chubu Electric Power Co., Inc.	188,300	2,667,270
The Dai-ichi Life Insurance Co. Ltd.	3,011	4,322,425
Digital Garage, Inc. (b)	641	2,027,323
East Japan Railway Co.	65,100	5,066,897
Fuji Media Holdings, Inc.	1,358	2,729,934
FUJIFILM Holdings Corp.	139,300	3,063,714
Hitachi Ltd.	751,000	4,812,029
Common Stocks	Shares	Value
Japan (concluded)
Japan Airlines Co. Ltd.	45,700	$2,352,665
The Kansai Electric Power Co., Inc. (a)	175,100	2,396,821
KDDI Corp.	102,000	5,311,491
Leopalace21 Corp. (a)	546,500	2,342,076
Mitsubishi Corp.	180,400	3,081,897
Mitsubishi Electric Corp.	349,000	3,261,092
Mitsubishi Estate Co. Ltd.	236,000	6,283,235
Mitsubishi UFJ Financial Group, Inc.	1,172,400	7,240,588
MS&AD Insurance Group Holdings	177,100	4,485,975
Nidec Corp.	54,600	3,819,932
Nippon Steel & Sumitomo Metal Corp.	1,603,000	4,318,885
Nomura Holdings, Inc.	682,400	5,022,988
NSK Ltd.	265,000	2,528,061
ORIX Corp.	376,200	5,133,894
SBI Holdings, Inc.	161,400	1,774,427
Shionogi & Co. Ltd.	187,300	3,905,842
SoftBank Corp.	99,900	5,815,172
Sojitz Corp.	1,036,700	1,720,065
Sony Corp.	227,400	4,804,100
Sumitomo Corp.	156,400	1,949,306
Sumitomo Mitsui Financial Group, Inc.	152,600	6,984,961
Sumitomo Osaka Cement Co. Ltd.	894,000	2,844,022
Takashimaya Co. Ltd.	276,000	2,797,346
Toshiba Corp.	787,000	3,772,540
Toyota Motor Corp.	217,900	13,143,252

		140,429,275
Malaysia — 0.8%
Tenaga Nasional Bhd	919,900	2,413,753
Philippines — 4.0%
DMCI Holdings, Inc.	976,110	1,161,598
GT Capital Holdings, Inc.	109,130	2,000,109
Megaworld Corp.	64,329,800	4,891,697
Puregold Price Club, Inc.	2,315,800	1,944,026
Vista Land & Lifescapes, Inc.	21,593,000	2,803,940

		12,801,370
Singapore — 0.8%
Ezion Holdings Ltd.	1,618,000	2,697,978
South Korea — 5.9%
Hyundai Motor Co.	26,092	5,117,440
Samsung Electronics Co. Ltd.	8,032	9,387,992
SK Hynix, Inc. (a)	162,800	4,418,823

		18,924,255
Taiwan — 5.4%
Chipbond Technology Corp.	1,518,000	3,693,825
MediaTek, Inc.	326,000	3,758,318
Taiwan Semiconductor Manufacturing Co. Ltd.	2,138,891	7,742,986
Teco Electric and Machinery Co. Ltd.	2,051,000	2,041,611

		17,236,740

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	NVDR	Non-Voting Depository Receipts
	AUD	Australian Dollar	PHP	Philippine Peso
	HKD	Hong Kong Dollar	SGD	Singapore Dollar
	JPY	Japanese Yen	THB	Thai Baht
	KRW	South Korean Won	USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Thailand — 3.2%
Amata Corp. PCL	3,727,800	$2,178,237
BTS Rail Mass Transit Growth Infrastructure Fund, Class F (a)	5,548,082	1,931,945
Kasikornbank PCL — NVDR	333,200	2,034,276
Krung Thai Bank PCL	2,574,200	1,672,889
Shin Corp. PCL — NVDR	816,200	2,270,465

		10,087,812
United Kingdom — 0.8%
BHP Billiton PLC	105,232	2,683,187
Total Common Stocks — 93.3%		298,845,981

Participation Notes
South Korea — 0.5%
Deutsche Bank AG London (Samsung Electronics Co. Ltd.), due 1/24/17	1,464	1,705,548
Taiwan — 1.2%
Morgan Stanley, Inc. (HTC Corp.), due 8/08/13	75,000	598,078
Morgan Stanley, Inc. (HTC Corp.), due 8/15/13	150,000	1,208,985
Morgan Stanley, Inc. (HTC Corp.), due 9/06/13	251,000	2,010,435

		3,817,498
Total Participation Notes — 1.7%		5,523,046
Total Long-Term Investments (Cost — $261,963,803) — 95.0%		304,369,027

Short-Term Securities		Shares	Value
Money Market Funds — 5.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)		14,799,178	$14,799,178

		Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (c)(d)(e)	USD	1,344	1,344,452
Total Money Market Funds — 5.1%			16,143,630

		Par (000)
Time Deposits — 0.3%
Hong Kong — 0.2%
Brown Brothers Harriman & Co., 0.01%, 7/01/13	HKD	4,344	560,134
Japan — 0.1%
Citibank N.A., New York, 0.01%, 7/01/13	JPY	31,471	317,309
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/13	SGD	3	2,107
Total Time Deposits — 0.3%			879,550
Total Short-Term Securities (Cost — $17,023,180) — 5.4%			17,023,180
Total Investments (Cost — $278,986,983) — 100.4%			321,392,207
Liabilities in Excess of Other Assets — (0.4)%			(1,126,926)

Net Assets — 100.0%			$320,265,281

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	226,124	14,573,054	14,799,178	$1,398
BlackRock Liquidity Series, LLC Money Market Series	$7,118,890	$(5,774,438)	$1,344,452	$37,598

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	135,567,523	USD	1,390,744	UBS AG	7/01/13	$(23,859)
KRW	369,190,883	USD	322,719	Brown Brothers Harriman & Co.	7/01/13	551
AUD	339,686	USD	316,361	Goldman Sachs International	7/02/13	(5,701)
HKD	3,651,553	USD	470,761	Goldman Sachs International	7/02/13	40
JPY	178,603,076	USD	1,820,259	Goldman Sachs International	7/02/13	(19,462)
PHP	14,360,330	USD	331,494	Brown Brothers Harriman & Co.	7/02/13	921
HKD	7,001,006	USD	902,552	Citibank N.A.	7/03/13	99
THB	10,124,456	USD	324,918	Brown Brothers Harriman & Co.	7/03/13	1,519
THB	20,108,968	USD	645,346	Brown Brothers Harriman & Co.	7/03/13	3,016
Total						$(42,876)

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$27,441,203	—	$27,441,203
China	$9,760,993	19,438,389	—	29,199,382
Hong Kong	—	20,049,192	—	20,049,192
India	—	12,000,374	—	12,000,374
Indonesia	—	2,881,460	—	2,881,460
Japan	—	140,429,275	—	140,429,275
Malaysia	—	2,413,753	—	2,413,753
Philippines	—	12,801,370	—	12,801,370
Singapore	—	2,697,978	—	2,697,978
South Korea	—	18,924,255	—	18,924,255
Taiwan	—	17,236,740	—	17,236,740
Thailand	1,931,945	8,155,867	—	10,087,812
United Kingdom	—	2,683,187	—	2,683,187
Participation Notes	5,523,046	—	—	5,523,046
Short-Term Securities:
Money Market Funds	14,799,178	1,344,452	—	16,143,630
Time Deposits	—	879,550	—	879,550

Total	$32,015,162	$289,377,045	—	$321,392,207

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$6,146	—	$6,146
Liabilities:
Foreign currency exchange contracts	—	(49,022)	—	(49,022)

Total	—	$(42,876)	—	$(42,876)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,321,608	—	—	$2,321,608
Liabilities:
Collateral on securities loaned at value	—	$(1,344,452)	—	(1,344,452)
Bank overdraft	—	(280)	—	(280)

Total	$2,321,608	$(1,344,732)	—	$976,876

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2012, the Fund did not utilize the external pricing service model adjustments as significant market movements did not occur. As of June 30, 2013, there were securities with a value of $4,191,810 that were systematically fair valued due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period January 1, 2013 to June 30, 2013.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	11

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,275,336) (cost — $262,843,353)	$305,248,577
Investments at value — affiliated (cost — $16,143,630)	16,143,630
Foreign currency at value (cost — $2,321,617)	2,321,608
Investments sold receivable	5,081,067
Dividends receivable	875,408
Capital shares sold receivable	164,211
Unrealized appreciation on foreign currency exchange contracts	6,146
Securities lending income receivable — affiliated	3,611
Prepaid expenses	41,863

Total assets	329,886,121

Liabilities
Collateral on securities loaned at value	1,344,452
Investments purchased payable	7,401,417
Capital shares redeemed payable	339,362
Investment advisory fees payable	159,084
Service and distribution fees payable	63,818
Bank overdraft	280
Unrealized depreciation on foreign currency exchange contracts	49,022
Other affiliates payable	2,932
Other accrued expenses payable	260,473

Total liabilities	9,620,840

Net Assets	$320,265,281

Net Assets Consist of
Paid-in capital	$251,918,556
Undistributed net investment income	2,346,277
Accumulated net realized gain	23,640,180
Net unrealized appreciation/depreciation	42,360,268

Net Assets	$320,265,281

Net Asset Value
Institutional — Based on net assets of $133,446,062 and 7,024,895 shares outstanding, 100 million shares authorized, $0.10 par value	$19.00

Investor A — Based on net assets of $143,694,675 and 7,636,441 shares outstanding, 100 million shares authorized, $0.10 par value	$18.82

Investor B — Based on net assets of $2,736,448 and 167,170 shares outstanding, 200 million shares authorized, $0.10 par value	$16.37

Investor C — Based on net assets of $35,334,659 and 2,363,011 shares outstanding, 100 million shares authorized, $0.10 par value	$14.95

Class R — Based on net assets of $5,053,437 and 314,049 shares outstanding, 200 million shares authorized, $0.10 par value	$16.09

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$3,863,310
Foreign taxes withheld	(232,597)
Securities lending — affiliated — net	37,598
Dividends — affiliated	1,398
Interest	1,149

Total income	3,670,858

Expenses
Investment advisory	975,080
Service — Investor A	185,389
Service and distribution — Investor B	15,094
Service and distribution — Investor C	180,996
Service and distribution — Class R	13,510
Transfer agent — Institutional	122,172
Transfer agent — Investor A	99,297
Transfer agent — Investor B	3,979
Transfer agent — Investor C	32,467
Transfer agent — Class R	10,845
Custodian	72,288
Professional	45,268
Accounting services	41,791
Registration	38,491
Printing	27,025
Officer and Directors	5,694
Miscellaneous	9,282

Total expenses	1,878,668
Less fees waived by Manager	(1,322)

Total expenses after fees waived	1,877,346

Net investment income	1,793,512

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	25,696,567
Foreign currency transactions	(418,788)

25,277,779

Net change in unrealized appreciation/depreciation on:
Investments	(6,206,859)
Foreign currency translations	(30,071)

(6,236,930)

Total realized and unrealized gain	19,040,849

Net Increase in Net Assets Resulting from Operations	$20,834,361

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,793,512	$4,163,396
Net realized gain	25,277,779	14,976,055
Net change in unrealized appreciation/depreciation	(6,236,930)	51,782,939

Net increase in net assets resulting from operations	20,834,361	70,922,390

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(2,915,659)[1]
Investor A	—	(3,036,123)[1]
Investor B	—	(50,471)[1]
Investor C	—	(691,926)[1]
Class R	—	(105,671)[1]
Net realized gain:
Institutional	—	(463,840)[1]
Investor A	—	(521,098)[1]
Investor B	—	(13,613)[1]
Investor C	—	(158,240)[1]
Class R	—	(21,315)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(7,977,956)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,390,995)	(99,915,794)

Net Assets
Total increase (decrease) in net assets	19,443,366	(36,971,360)
Beginning of period	300,821,915	337,793,275

End of period	$320,265,281	$300,821,915

Undistributed net investment income	$2,346,277	$552,765

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Financial Highlights

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)
			Year Ended December 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$17.75		$14.64	$19.73	$19.43	$14.71	$28.43

Net investment income[1]	0.13		0.25	0.28	0.36	0.26	0.47
Net realized and unrealized gain (loss)	1.12		3.34	(4.31)[2]	2.52 [2]	4.75 [2]	(10.67)[2]

Net increase (decrease) from investment operations	1.25		3.59	(4.03)	2.88	5.01	(10.20)

Dividends and distributions from:
Net investment income	—		(0.41)[3]	(0.15)[3]	(0.26)[3]	(0.29)[3]	(0.23)[3]
Net realized gain	—		(0.07)[3]	(0.91)[3]	(2.32)[3]	—	(3.29)[3]

Total dividends and distributions	—		(0.48)	(1.06)	(2.58)	(0.29)	(3.52)

Net asset value, end of period	$19.00		$17.75	$14.64	$19.73	$19.43	$14.71

Total Investment Return[4]
Based on net asset value	7.04%	[5]	24.80%	(20.96)%	15.92%	34.10%	(36.13)%

Ratios to Average Net Assets
Total expenses	0.93%	[6]	0.95%	0.92%	0.91%	0.97%	0.88%

Total expenses after fees waived	0.93%	[6]	0.95%	0.92%	0.91%	0.97%	0.88%

Net investment income	1.33%	[6]	1.57%	1.60%	1.89%	1.57%	2.03%

Supplemental Data
Net assets, end period (000)	$133,446		$123,546	$162,425	$161,431	$196,067	$168,030

Portfolio turnover	65%		114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	15

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$17.60		$14.52	$19.56	$19.29	$14.61	$28.24

Net investment income[1]	0.11		0.22	0.23	0.32	0.22	0.40
Net realized and unrealized gain (loss)	1.11		3.31	(4.27)[2]	2.48 [2]	4.71 [2]	(10.58)[2]

Net increase (decrease) from investment operations	1.22		3.53	(4.04)	2.80	4.93	(10.18)

Dividends and distributions from:
Net investment income	—		(0.38)[3]	(0.09)[3]	(0.21)[3]	(0.25)[3]	(0.16)[3]
Net realized gain	—		(0.07)[3]	(0.91)[3]	(2.32)[3]	—	(3.29)[3]

Total dividends and distributions	—		(0.45)	(1.00)	(2.53)	(0.25)	(3.45)

Net asset value, end of period	$18.82		$17.60	$14.52	$19.56	$19.29	$14.61

Total Investment Return[4]
Based on net asset value	6.93%	[5]	24.56%	(21.17)%	15.63%	33.79%	(36.32)%

Ratios to Average Net Assets
Total expenses	1.13%	[6]	1.18%	1.17%	1.16%	1.19%	1.16%

Total expenses after fees waived	1.13%	[6]	1.17%	1.17%	1.16%	1.19%	1.16%

Net investment income	1.13%	[6]	1.36%	1.31%	1.68%	1.35%	1.73%

Supplemental Data
Net assets, end of period (000)	$143,695		$136,146	$131,285	$200,191	$201,637	$166,829

Portfolio turnover	65%		114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)

	Investor B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$15.38		$12.73	$17.34	$17.36	$13.17	$25.89

Net investment income[1]	0.02		0.07	0.07	0.14	0.08	0.20
Net realized and unrealized gain (loss)	0.97		2.89	(3.75)[2]	2.20 [2]	4.21 [2]	(9.63)[2]

Net increase (decrease) from investment operations	0.99		2.96	(3.68)	2.34	4.29	(9.43)

Dividends and distributions from:
Net investment income	—		(0.24)[3]	(0.02)[3]	(0.06)[3]	(0.10)[3]	—
Net realized gain	—		(0.07)[3]	(0.91)[3]	(2.30)[3]	—	(3.29)[3]

Total dividends and distributions	—		(0.31)	(0.93)	(2.36)	(0.10)	(3.29)

Net asset value, end of period	$16.37		$15.38	$12.73	$17.34	$17.36	$13.17

Total Investment Return[4]
Based on net asset value	6.44%	[5]	23.46%	(21.81)%	14.68%	32.61%	(36.78)%

Ratios to Average Net Assets
Total expenses	2.02%	[6]	2.06%	2.02%	1.98%	2.05%	1.93%

Total expenses after fees waived	2.02%	[6]	2.06%	2.02%	1.98%	2.05%	1.93%

Net investment income	0.20%	[6]	0.47%	0.46%	0.85%	0.55%	0.96%

Supplemental Data
Net assets, end of period (000)	$2,736		$3,097	$3,925	$8,492	$11,570	$14,317

Portfolio turnover	65%		114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	17

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$14.04		$11.66	$15.97	$16.20	$12.31	$24.53

Net investment income[1]	0.03		0.07	0.08	0.14	0.08	0.21
Net realized and unrealized gain (loss)	0.88		2.65	(3.46)[2]	2.04 [2]	3.96 [2]	(9.14)[2]

Net increase (decrease) from investment operations	0.91		2.72	(3.38)	2.18	4.04	(8.93)

Dividends and distributions from:
Net investment income	—		(0.27)[3]	(0.02)[3]	(0.09)[3]	(0.15)[3]	—
Net realized gain	—		(0.07)[3]	(0.91)[3]	(2.32)[3]	—	(3.29)[3]

Total dividends and distributions	—		(0.34)	(0.93)	(2.41)	(0.15)	(3.29)

Net asset value, end of period	$14.95		$14.04	$11.66	$15.97	$16.20	$12.31

Total Investment Return[4]
Based on net asset value	6.48%	[5]	23.62%	(21.81)%	14.72%	32.82%	(36.79)%

Ratios to Average Net Assets
Total expenses	1.93%	[6]	1.96%	1.96%	1.93%	1.98%	1.89%

Total expenses after fees waived	1.93%	[6]	1.96%	1.96%	1.93%	1.98%	1.89%

Net investment income	0.34%	[6]	0.58%	0.52%	0.90%	0.57%	1.03%

Supplemental Data
Net assets, end of period (000)	$35,335		$33,272	$35,599	$62,452	$69,247	$62,527

Portfolio turnover	65%		114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Financial Highlights (concluded)

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$15.09		$12.51	$17.01	$17.11	$13.01	$25.70

Net investment income[1]	0.05		0.11	0.11	0.19	0.11	0.24
Net realized and unrealized gain (loss)	0.95		2.84	(3.68)[2]	2.17 [2]	4.16 [2]	(9.58)[2]

Net increase (decrease) from investment operations	1.00		2.95	(3.57)	2.36	4.27	(9.34)
Dividends and distributions from:
Net investment income	—		(0.30)[3]	(0.02)[3]	(0.14)[3]	(0.17)[3]	(0.06)[3]
Net realized gain	—		(0.07)[3]	(0.91)[3]	(2.32)[3]	—	(3.29)[3]

Total dividends and distributions	—		(0.37)	(0.93)	(2.46)	(0.17)	(3.35)

Net asset value, end of period	$16.09		$15.09	$12.51	$17.01	$17.11	$13.01

Total Investment Return[4]
Based on net asset value	6.63%	[5]	23.88%	(21.58)%	14.97%	32.88%	(36.67)%

Ratios to Average Net Assets
Total expenses	1.65%	[6]	1.73%	1.74%	1.71%	1.80%	1.73%

Total expenses after fees waived	1.65%	[6]	1.73%	1.74%	1.71%	1.80%	1.73%

Net investment income	0.64%	[6]	0.84%	0.74%	1.11%	0.75%	1.17%

Supplemental Data
Net assets, end of period (000)	$5,053		$4,761	$4,559	$6,305	$5,108	$3,592

Portfolio turnover	65%		114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	19

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair

20	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially , those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	21

Notes to Financial Statements (continued)

nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

22	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$48,189	$(48,189)	—
JP Morgan Securities LLC.	1,227,147	(1,227,147)	—

Total	$1,275,336	$(1,275,336)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $1,344,452 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	23

Notes to Financial Statements (continued)

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,146

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$49,022

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Foreign currency exchange contracts:
Foreign currency transactions	$27,574
Equity contracts:
Options[1]	(369,892)

Total	$(342,318)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$(42,930)
Equity contracts:
Options[1]	317,562

Total	$274,632

[1]	Options purchased are included in the realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	3
Average number of contracts — US dollars sold	6
Average US dollar amounts purchased	$3,352,584
Average US dollar amounts sold	$4,831,323
Options:
Average number of option contracts purchased	208	[2]
Average notional value of option contracts purchased	$368,685	[2]

[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

24	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Foreign currency exchange contracts	$6,146	$49,022

Total of derivative assets and liabilities in the Statement of Assets and Liabilities	6,146	49,022

Derivatives not subject to a master netting agreement of similar agreement (“MNA”)	(6,106)	(23,859)

Total of assets and liabilities subject to MNA	$40	$25,163

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a MNA and net of the collateral received by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs International	$40	$(40)	—	—	—

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Goldman Sachs International	$25,163	$(40)	—	—	$25,123

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of the Fund’s average daily net assets at the following annual rates:

First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with each of BIM and BlackRock (Hong Kong) Limited (“BHK”), both affiliates of the Manager. The Manager pays BIM and BHK, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	25

Notes to Financial Statements (continued)

For the six months ended June 30, 2013, the Fund reimbursed the Manager $1,448 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2013, the Fund paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations:

Institutional.	$4

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,207
Investor A	$1,807
Investor B	$108
Investor C	$391
Class R	$124

For the six months ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,227.

For the six months ended June 30, 2013, affiliates received CDSCs as follows.

Investor B	$820
Investor C	$1,341

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The Fund benefits from a borrower default indemnity provided by BlackRock. The share of income earned by the Fund is shown as securities lending — affiliated — net in the

26	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

Statement of Operations. For the six months ended June 30, 2013, BIM received $20,013 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $206,796,859 and $222,370,830, respectively.

7. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost.	$281,060,913

Gross unrealized appreciation	$49,835,641
Gross unrealized depreciation	(9,504,347)

Net unrealized appreciation	$40,331,294

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”) is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

As of June 30, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	15%
Real Estate Management & Development	7
Semiconductor & Semiconductor Equipment	7
Electrical Equipment, Instruments & Components	7
Automobiles	7
Insurance	6
Wireless Telecommunication Services	6
Other[1]	45

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	27

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	581,879	$11,398,737	469,475	$7,619,904
Shares issued in reinvestment of dividends and distributions	—	—	559,214	178,729
Shares redeemed	(517,382)	(10,007,199)	(1,729,877)	(4,784,461)

Net increase (decrease)	64,497	$1,391,538	(4,136,257)	$(68,211,160)

Investor A
Shares sold and automatic conversion of shares	998,029	$18,930,453	987,888	$15,966,050
Shares issued in reinvestment of dividends and distributions	—	—	489,088	187,857
Shares redeemed	(1,097,096)	(21,054,517)	(2,470,099)	(2,482,249)

Net decrease	(99,067)	$(2,124,064)	(1,306,504)	$(20,845,892)

Investor B
Shares sold	4,187	$70,384	2,618	$36,324
Shares issued in reinvestment of dividends and distributions	—	—	20,130	4,215
Shares redeemed and automatic conversion of shares	(38,395)	(635,920)	(204,679)	(113,891)

Net decrease	(34,208)	$(565,536)	(107,058)	$(1,493,056)

Investor C
Shares sold	296,742	$4,544,334	170,476	$2,170,853
Shares issued in reinvestment of dividends and distributions	—	—	203,530	60,154
Shares redeemed	(303,257)	(4,607,648)	(1,274,202)	(913,151)

Net decrease	(6,515)	$(63,314)	(682,521)	$(8,717,825)

Class R
Shares sold	106,390	$1,722,626	192,353	$2,658,971
Shares issued in reinvestment of dividends and distributions	—	—	22,319	9,193
Shares redeemed	(107,853)	(1,752,245)	(193,322)	(250,509)

Net decrease	(1,463)	$(29,619)	(48,963)	$(647,861)

Total Net Decrease	(76,756)	$(1,390,995)	(6,281,303)	$(99,915,794)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Pacific Fund, Inc. (the “Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC (“BIM”) with respect to the Fund (the “BIM Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Hong Kong) Limited (“BHK,” and together with BIM, the “Sub-Advisors”) with respect to the Fund (the “BHK Sub-Advisory Agreement,” and together with the BIM Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Fund, (ii) the BIM Sub-Advisory Agreement between the Manager and BIM with respect to the Fund and (iii) the BHK Sub-Advisory Agreement between the Manager and BHK with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

30	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the second, third and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and will continue to monitor the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Fund, (ii) the BIM Sub-Advisory Agreement between the Manager and BIM with respect to the Fund and (iii) the BHK Sub-Advisory Agreement between the Manager and BHK with respect to the Fund, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Matina Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Investment Management, LLC

Plainsboro, NJ 08540

BlackRock (Hong Kong) Limited

Hong Kong, China

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	33

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013	35

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

36	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

PAC-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Pacific Fund, Inc.

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Pacific Fund, Inc.

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Pacific Fund, Inc.

Date: August 29, 2013

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